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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                      December 1, 2000 (November 20, 2000)



                               CNET Networks, Inc.
                               -------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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        Delaware               0-20939                13-3696170
     ----------------      ----------------       -------------------
     (STATE OR OTHER       (COMMISSION FILE         (IRS EMPLOYER
     JURISDICTION OF            NUMBER)           IDENTIFICATION NO.)
      INCORPORATION
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              150 Chestnut Street, San Francisco, California 94111
              ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (415) 395-7800



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ITEM 5. OTHER EVENTS.



         Effective November 28, 2000, the Registrant's Board of Directors has elected Shelby Bonnie, the Registrant's Chief Executive Officer, also to serve as the Chairman of the Board of Directors. Mr. Bonnie succeeds Halsey Minor to the position of Chairman of the Board, and Mr. Minor will become Chairman Emeritus. Also, effective November 20, 2000, Randall T. Mays was appointed to the Registrant's Board of Directors. Further information is provided in the press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



               (c) Exhibits



          99.1   Press Release dated November 29, 2000.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  December 1, 2000                CNET NETWORKS, INC.



                                              By: /s/ DOUGLAS N. WOODRUM
                                                  -------------------------
                                                  Douglas N. Woodrum
                                                  Executive Vice President and
                                                  Chief Financial Officer







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                                INDEX TO EXHIBITS

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Exhibit
Number                     Description
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
99.1             Press Release dated November 29, 2000.
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